UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2011

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2011, Daniel Promislo retired from the Board of Trustees (the "Board") of RAIT Financial Trust ("RAIT") and as the Chairman of the Compensation Committee of the Board (the "Compensation Committee"). Mr. Promislo had served as a Trustee of RAIT since its founding in August 1997. Mr. Promislo delivered to RAIT a notice of his retirement (the "Retirement Notice") in which he informed RAIT that his retirement was not because of any disagreement with RAIT on any matter relating to RAIT’s operations, policies or practices. Mr. Promislo agreed to continue to serve as an advisor to the Board, Compensation Committee and management of RAIT and was given the title of Trustee Emeritus.

The foregoing description of the Retirement Notice does not purport to be complete and is qualified in its entirety by reference to the full text of the Retirement Notice filed as Exhibit 99.1 hereto and incorporated herein by reference.

Upon the recommendation of the Nominating and Governance Committee of the Board (the "Nominating Committee"), on December 15, 2011, the Board appointed Arthur Makadon, a trustee currently serving on the Board, to replace Mr. Promislo as Chairman of the Compensation Committee.

Upon the recommendation of the Nominating Committee, on December 15, 2011, the Board elected Jon C. Sarkisian to serve on the Board and determined that he was an independent trustee in accordance with all relevant standards set forth in RAIT’s Trust Governance Guidelines. There is no arrangement pursuant to which Mr. Sarkisian was selected as a trustee, and there have been no transactions regarding Mr. Sarkisian that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Sarkisian filled the vacancy on the Board created by Mr. Promislo’s retirement. Mr. Sarkisian was not named to any committees of the Board. Mr. Sarkisian is currently an executive vice president of CBRE Group, Inc., a publicly traded commercial real estate services firm, and has been in the commercial real estate business since 1988.

Effective upon election, Mr. Sarkisian became eligible to receive the standard compensation provided by RAIT to its other non-employee trustees, as most recently disclosed in RAIT’s proxy statement for its 2011 annual meeting of shareholders. Mr. Sarkisian entered into an indemnification agreement with RAIT, the same indemnification agreement which RAIT offers to all of its executive officers and trustees. Such indemnification agreement was included as Exhibit 10.1 to RAIT’s annual report on Form 10-K for its fiscal year ended December 31, 2010 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

December 16, 2011	By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Notice of Retirement dated as of December 15, 2011 from Daniel Promislo to RAIT Financial Trust.